Exhibit 99.1

34 Enter Desired Seller Report Number

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: June 30, 2006

		Initial	Begin	End	# days
Distribution Date Summary
Distribution Date				7/20/2006
Collection Period			6/1/2006	6/30/2006	30
Monthly Interest Period - Actual			6/20/2006	7/20/2006	30
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	173,167,326.64	162,254,095.41	—

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Monthly Distribution Summary
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	—	—	—	—
Class A-4 Notes	160,670,000.00	155,518,911.75	9,685,492.72	145,833,419.04	0.9076581
Class B Notes	18,329,000.00	1,152,230.65	1,152,230.65	—	—

Total Securities	723,999,000.00	156,671,142.40	10,837,723.37	145,833,419.04	0.2014277

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	—	—	—	—
Class A-4 Notes	2.4300%	314,925.80	—	314,925.80	—
Class B Notes	2.1000%	2,016.40	—	2,016.40	—

Total Securities		316,942.20	—	316,942.20	—

Available Collections
Principal Payments Received					10,743,616.87
Interest Payments Received					943,726.26
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					29,732.89

Total Available Collections					11,717,076.02

Reserve Account Transfer Amount					—

Total Available Funds					11,717,076.02

Summary of Distributions
Payment of Servicing Fee:					144,306.11
Payment of Class A Interest Amount:					314,925.80
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					2,016.40
Regular Principal Distribution Amount:					10,837,723.37
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					418,104.35

Release of excess reserve					7,448.64

Total Funds Remitted (To the Holder(s) of the Certificates)					425,552.99

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: June 30, 2006

Calculation of Servicing Fee
Beginning Pool Balance		173,167,326.64
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		144,306.11
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		144,306.11

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		—
Class A-4 Note Interest Accrued		314,925.80
Total Class A Note Interest Accrued During Period		314,925.80
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		314,925.80

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		11,572,769.91
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		314,925.80

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		155,518,911.75
Less: Ending Pool Balance		162,254,095.41

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		11,257,844.12
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		2,016.40
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		2,016.40

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		11,257,844.12
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		2,016.40

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		156,671,142.40
Less:
Ending Pool Balance	162,254,095.41
Less: Target Overcollateralization Amount	(16,420,676.37)	145,833,419.04

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		10,837,723.37

Available Funds, before Reserve Account Draw		11,255,827.71
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		10,837,723.37

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: June 30, 2006

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	155,518,911.75
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	145,833,419.04

9,685,492.72

(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	145,833,419.04

9,685,492.72

Class A Principal Distribution Amount	9,685,492.72

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool
Balance and (y) the Target Overcollateralization Amount	1,152,230.65

Class B Principal Distribution Amount	1,152,230.65

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	11,255,827.71

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	—
(a) Class A-4 Notes	9,685,492.72
(ii) To the Class B Notes	1,152,230.65
(iii) To the Certificateholder	418,104.35

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,658,370.08
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	16,420,676.37

Target Overcollateralization Amount	16,420,676.37

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,420,676.37
Overcollateralization Excess/(Deficiency)	75,507.86
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	7,448.64
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,840,358.00

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,298,032.76
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	7,448.64
Deposit of Excess Available Funds	—
Release of excess reserve	7,448.64

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: June 30, 2006

		Initial	Current
POOL STATISTICS

Collateral Pool Balance Data:
Net Pool Balance		733,163,743.80	162,254,095.41
Number of Current Contracts		41,825	20,308
Weighted Average Loan Rate		6.4000%	6.3633%
Weighted Average Remaining Term (months)		56.6	25.0

Net Loss Activity:
		Units	Principal Balance
Principal Losses for Current Collection Period		25	169,614.36
Less: Recoveries from Prior Months Charge offs			29,732.89
Net Principal Losses for Current Collection Period			139,881.47
Monthly Net Loss Rate (Annualized)			0.9693%

Beginning Net Principal Losses		1,111	7,639,200.97
Net Principal Losses for Current Collection Period		25	139,881.47
Cumulative Net Principal Losses		1,136	7,779,082.44
Cumulative Net Principal Loss Rate			1.0610%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		11	141,450.61

	Percentage $	Units	Outstanding Principal Balance
Delinquencies Aging Profile - End of Period:

Current	88.54%	18,371	143,664,800.82
1 - 29 Days Delinquent	9.10%	1,557	14,761,674.23
30 - 59 Days Delinquent	1.48%	244	2,407,812.20
60 - 89 Days Delinquent	0.52%	84	839,239.16
90 - 119 Days Delinquent	0.21%	31	342,751.10
120-149 Days Delinquent	0.04%	8	67,240.31
150-179 Days Delinquent	0.06%	7	100,598.69
180+ Days Delinquent	0.04%	6	69,978.90

Total		20,308	162,254,095.41

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of July, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President